Exhibit 10.17

____________________________________________________________________________________________

Fourth Amendment

to

Credit Agreement

Dated as of February 2, 2010

among

McMoRan Exploration Co.,
As Parent,

McMoRan Oil & Gas LLC,
as Borrower,

The Guarantors,

JPMorgan Chase Bank, N.A.
as Administrative Agent,

GE Business Financial Services Inc.,
fka Merrill Lynch Business Financial Services Inc.
as Syndication Agent,

Toronto Dominion (Texas) LLC, BNP Paribas,
and ING Capital LLC,
as Documentation Agents,

and

The Lenders Party Hereto

____________________________________________________________________________________________

Fourth Amendment To Amended and Restated Credit Agreement

THIS Fourth Amendment to Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of February 2, 2010, is among McMoRan Exploration Co., a Delaware corporation (the “Parent”), McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Borrower”), the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), GE Business Financial Services Inc., fka Merrill Lynch Business Financial Services Inc., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and The Toronto Dominion (Texas) LLC, BNP Paribas, and ING Capital LLC, as co-documentation agents for the Lenders (in such capacity, together with its successors in such capacity, each a “Documentation Agent”).

R E C I T A L S

A.           The Borrower, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of August 6, 2007 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 20, 2008, that certain Second Amendment to Amended and Restated Credit Agreement dated as of September 10, 2008, that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 17, 2009, and as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment.  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and as further amended by the Fourth Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“8.00% Convertible Preferred” means the $86,250,000 8.00% Convertible Preferred Stock of the Parent issued pursuant to that Certificate of Designation dated June 22, 2009.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of February 2, 2010, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Section 9.04(a).  Section 9.04(a) is hereby amended by deleting the word “and”  prior to clause (v) and inserting a “comma” in lieu thereof and by inserting the following clause at the end of such Section:

“and (vi) the Parent may make aggregate cash payments on or prior to June 15, 2014 in an amount not to exceed $29,325,000 (less the amount of any dividends paid by the Parent on the 8.00% Convertible Preferred after the February 15, 2010 dividend) to the holders of the 8.00% Convertible Preferred to induce such holders to convert the 8.00% Convertible Preferred into common Equity Interests of the Parent, provided that before and after giving effect to each such payment, no Default or Event of Default existed or would result and the Borrower will have (after giving effect to such payment) unused availability under this Agreement of not less than 15% of the then current Borrowing Base.”

Section 3. Conditions Precedent.  This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

3.2 The Administrative Agent and each Lender approving this Fourth Amendment prior to 2:00 Houston time, on February 1, 2010 shall have received all fees and other amounts due and payable on or prior to the date hereof, including a work fee payable to each such Lender in an amount of $5,000.

3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.  Notwithstanding the foregoing, this Fourth Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02 of the Credit Agreement) at or prior to 2:00 p.m., Houston time, on February 5, 2010.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.  The parties agree that this Fourth Amendment is a Loan Document.

4.2 Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:                                                                           MCMORAN OIL & GAS LLC

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

PARENT:                                                                           MCMORAN EXPLORATION CO.

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Senior Vice
President & Treasurer

GUARANTORS:                                                                           K-MC VENTURE I LLC

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

FREEPORT CANADIAN
EXPLORATION COMPANY

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

MCMORAN INTERNATIONAL INC.

By:           MCMORAN OIL & GAS LLC,
its sole member

By:           /s/ Kathleen L. Quirk
Kathleen L. Quirk, Vice President

Signature Page 1
Fourth Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:           /s/ Jo Linda Papadakis
Name:      Jo Linda Papadakis
Title:           Vice President

GE BUSINESS FINANCIAL SERVICES
INC., fka Merrill Lynch Business Financial Services
Inc., as Syndication Agent and as
a Lender

By:        /s/ Carl Peterson
Name:   Carl Peterson
Title:     Authorized Signatory

BNP PARIBAS, as a Documentation Agent
and as a Lender

By:       /s/ John Clark
Name:    John Clark
Title:      Managing Director

By:       /s/ Matt Turner
Name:           Matt Turner
Title:           Vice President

TORONTO DOMNION (TEXAS) LLC, as
a Documentation Agent and as a Lender

By:       /s/ Ian Murray
Name:    Ian Murray
Title:     Authorized Signatory

Signature Page 2
Fourth Amendment

ING CAPITAL LLC, as a Documentation
Agent and as a Lender

By:      /s/ Charles E. Hall
Name:  Charles E. Hall
Title:    Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Justin M. Alexander
Name:   Justin M. Alexander
Title:     Vice President

CAPITAL ONE, N.A., as a
Lender

By:      /s/ Matthew L. Molero
Name:  Matthew L. Molero
Title:    Assistant Vice President

Signature Page 3
Fourth Amendment